UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-16133             06-1245881
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)


            1100 Summer Street, Stamford, Connecticut        06905
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On December 21, 2006, Delcath Systems, Inc. (the "Company") entered into a Settlement Agreement dated as of December 15, 2006 (the "Settlement Agreement") in connection with Mr. Koly's resignation as President and Chief Executive Officer and Treasurer of the Company. The Settlement Areement provides for the termination of Mr. Koly's Employment Agreement and the relinquishment by Mr. Koly of any rights he might have under change of control arrangements with the Company. The Settlement Agreement also provides for Mr. Koly to receive his regular salary through December 31, 2006 and a lump sum payment to Mr. Koly of $650,000 and the continuation of his current health insurance benefits through September 30, 2008. The Settlement Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

     Upon the execution of the Settlement Agreement, the Employment Agreement between the Company and Mr. Koly was terminated. Each of Mr. Koly, Dr. Herschkowitz, Mr. Corigliano and Mr. Isdaner has also relinquished any rights he might have under the Company's Change of Control Arrangement for Directors or as a beneficiary under the related Trust Agreement. The funds previously held in trust under the Trust Agreement have been returned to the Company's general funds.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

            Exhibit                      Description

             10.1 Settlement Agreement dated as of December 15, 2006 between Delcath Systems, Inc. and M. S. Koly


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DELCATH SYSTEMS, INC.



                                         By:     /s/ RICHARD TANEY
                                             ----------------------------------
                                                Richard Taney
                                                Interim Chief Executive Officer


Date: December 21, 2006


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                                 EXHIBIT INDEX

            Exhibit                      Description

             10.1 Settlement Agreement dated as of December 15, 2006 between Delcath Systems, Inc. and M. S. Koly